SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): March 12, 2004



                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            UTAH                     000-33167                  84-0448400
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)




         17700 CASTLETON STREET, SUITE 589
           CITY OF INDUSTRY, CALIFORNIA                           91748
     (Address of Principal Executive Offices)                  (Zip Code)



                                 (626) 964-3232
              (Registrant's Telephone Number, Including Area Code)



                           TINTIC GOLD MINING COMPANY
                  3131 TETON DRIVE, SALT LAKE CITY, UTAH 84109
         (Former name or former address, if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On March 12, 2004, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of March 11, 2004, by and among Tintic Gold Mining Company, a Utah corporation (the Registrant"), TTGM Acquisition Corporation, a Utah corporation and wholly-owned subsidiary of the Registrant ("Merger Sub"), and Kiwa Bio-Tech Products Group Ltd., a privately-held British Virgin Islands ("BVI") corporation ("KIWA"), Merger Sub merged with and into KIWA with KIWA surviving as a wholly-owned subsidiary of the Registrant (the "Merger"). Each share of KIWA common stock was converted into 1.5445839 shares of the Registrant's common stock, resulting in the Registrant issuing an aggregate of 7,722,919 shares of common stock to the former shareholders of KIWA. The Registrant also assumed KIWA's outstanding stock options. The Merger resulted in a change of control of the Company, with former KIWA shareholders and optionees owning approximately 89% of the Registrant's common stock on a fully diluted basis immediately following the closing of the Merger.

         Upon consummation of the Merger on March 12, 2004, Wei Li was appointed as Chief Executive Officer and Chairman of the Board of Directors of the Registrant (the "Board") and Da-chang Ju was appointed as a director of the Registrant. George Christopulos resigned as Chief Executive Officer, President, Chief Financial Officer and Chairman of the Board. On or about March 27, 2004, upon compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder, Jack Coombs and Hugh Coltharp will resign from the Board of Directors and Lian-jun Luo, James Nian Zhan and Yun-long Zhang will be appointed as directors of the Registrant. No agreements exist among present or former controlling stockholders of the Registrant or present or former members of KIWA with respect to the election of the members of our board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

         On March 15, 2004, the Registrant changed its corporate name from Tintic Gold Mining Company to "Kiwa Bio-tech Products Group Corporation."

         BENEFICIAL OWNERS

         The following table sets forth as of March 29, 2004, certain information known to us with respect to the beneficial ownership of the Company's common stock by (i) each director and executive officer of the Company, (ii) each person who is known by us to own of record or beneficially more than 5% of the outstanding Common Stock, and (iii) all of the Company's directors and executive officers as a group. The table takes into account the 4-for-1 stock split of the Registrant's common stock which was effective on March 29, 2004. Unless otherwise indicated, each of the shareholders can be reached at the Company's principal executive offices located at 17700 Castleton Street, Suite 589, City of Industry, California 91748.


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



                  BENEFICIAL OWNER                 SHARES BENEFICIALLY OWNED (1)
                                                     NUMBER          PERCENT (%)
-----------------------------------------------    -----------------------------
     (i) Directors and Executive Officers

Wei Li (2)
Chairman of the Board and CEO..................    12,356,672             35.4
Da-chang Ju (3)
Director.......................................    10,062,088             28.8
Lian-jun Luo
Chief Financial Officer and Director Nominee...       308,916                *
James Nian Zhan
Secretary and Director Nominee.................       308,916                *
Yun-long Zhang
Director Nominee...............................       308,916                *

     (ii) 5% Holders

All Star Technology Inc. (2)...................    12,356,672             35.4
Peace Land Venture Ltd. (3)....................    10,062,088             28.8
De-jun Zou.....................................     3,089,168              8.9
Times Crossword Investment, Ltd................     3,089,168              8.9

     (iii) Management as a Group

     ALL DIRECTORS AND EXECUTIVE OFFICERS AS
         A GROUP (FIVE PERSONS)................    23,345,508             66.8

---------------
*        Less than 1%.

(1) Gives effect to the shares of Common Stock issuable upon the exercise of all options exercisable within 60 days of March 29, 2004 and other rights beneficially owned by the indicated shareholders on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned. Percentage ownership is calculated based on 34,930,248 shares of the Common Stock outstanding as of March 29, 2004. All information is as of March 29, 2004 and is based upon information furnished by the persons listed, contained in filings made by them with the SEC or otherwise available to the Company.


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


(2) Consists of shares held by All Star Technology Inc., a BVI corporation. Wei Li is a principal shareholder of All Star Technology Inc. and may be deemed to beneficially own such shares, but disclaims beneficial ownership in such shares held by All Star Technology Inc. except to the extent of his pecuniary interest therein.
(3) Consists of 6,178,336 shares held directly by Peace Land Venture Ltd., a BVI corporation, and 3,883,752 shares held by Peace Land Venture Ltd. as custodian for Gui-sheng Chen. Da-chang Ju is a principal shareholder of Peace Land Venture Ltd. and may be deemed to beneficially own such shares, but disclaims beneficial ownership in such shares held by Peace Land Venture Ltd. except to the extent of his pecuniary interest therein.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Set forth below is certain information concerning the principal terms of the Merger and the business of the Registrant and KIWA.

PRINCIPAL TERMS OF THE MERGER

         At the Effective Time of the Merger (as defined in the Merger Agreement), Merger Sub was merged with and into KIWA. The separate existence of Merger Sub ceased, and KIWA continued as the surviving corporation (the "Surviving Corporation") under the name Kiwa Bio-Tech Products Group Ltd., as a wholly-owned subsidiary of the Registrant. The Memorandum and Articles of Association of KIWA in effect immediately prior to the Effective Time of the Merger became the Memorandum and Articles of Association of the Surviving Corporation. The Surviving Corporation's Board of Directors consists of Wei Li, Da-chang Ju, Lian-jun Luo, James Nian Zhan and Yun-long Zhang. Wei Li serves as the Surviving Corporation's Chief Executive Officer and President. Lian-jun Luo serves as the Surviving Corporation's Chief Financial Officer. James Nian Zhan serves as the Surviving Corporation's Corporate Secretary.

         Each share of KIWA common stock (an aggregate of 5,000,000 shares) was converted into 1.5445839 shares of the Registrant's common stock in the Merger. All options to purchase KIWA shares then outstanding, whether vested or unvested, were converted into options to purchase shares of the Registrant's common stock, with appropriate adjustments to the exercise prices and number of shares issuable upon exercise of such options. Other than the foregoing, each KIWA stock options assumed by the Registrant continue to have, and be subject to, the same terms and conditions of such stock options immediately prior to the effective time of the Merger (including, without limitation, any repurchase rights or vesting provisions and provisions regarding the acceleration of vesting on certain transactions).

DESCRIPTION OF THE REGISTRANT

         The Registrant, incorporated on June 14, 1933 as a Utah corporation, was, until the Effective Time of the Merger, a mineral resource and exploration company. It was classified under Industry Guide No. 7 as an exploration stage company. Since the Registrant reorganized itself in 2001, it had not yet commenced or engaged in any mining exploration activities and had not yet reached or achieved planned operations.

         The Registrant's management continued to develop its long-term business plan to re-establish the Registrant as an active business and to seek capital funds to operate and grow the business. As part of this long-term business plan, the Registrant's management was authorized to entertain and negotiate with potential merger candidates who were not engaged in the business of mineral exploration and/or mining. Pursuant to this authority, the Registrant acquired, in exchange for its securities, KIWA as an operating

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


company due to its experienced management and its potential for profitable growth. Prior to the Merger, George Christopulos, Hugh Coltharp and Jack Coombs were the directors and officers of the Registrant. Mr. Christopulos resigned as the Chief Executive, President, Chief Financial Officer and Chairman of the Board of Directors upon the consummation of the Merger, and Mr. Coombs and Mr. Coltharp resigned from the Board on or about March 27, 2004.

         The shares of common stock of the Registrant are traded on the OTC Bulletin Board under the symbol "TTGM."

         Following the Merger, stockholders of KIWA became stockholders of the Registrant. Selected executive officers and directors of KIWA became executive officers and directors of the Registrant. Upon the consummation of the Merger, KIWA became a wholly-owned subsidiary of the Registrant.

DESCRIPTION OF KIWA BUSINESS

         KIWA is a development stage company that develops, manufactures, distributes and markets innovative, cost-effective and environmentally safe bio-technological products for agriculture, natural resources and environmental conservation. KIWA's products are designed to enhance the quality of human life by increasing the value, quality and productivity of crops and decreasing the negative environmental impact of chemicals and other wastes.

         In 2002, KIWA chartered Kiwa Bio-Tech Product (Shandong) Co. Ltd. ("KIWA-SD"), a wholly-owned subsidiary organized under the laws of China, as its offshore manufacturing base to capitalize on low cost, high quality manufacturing advantages available in China. In October 2003, KIWA completed Phase I construction of its state-of-the-art manufacturing facility. In November 2003, KIWA began shipping its first commercial product, a bio-fertilizer, to the agricultural market in China. KIWA is currently working on existing product improvement and new product development while it continues its three-phase facility build-up.

         KIWA'S BUSINESS AND OPERATIONS

         KIWA aims to build a platform to commercialize world-class bio-technological R&D results for applications in agriculture and environmental protection. In this respect, KIWA is working on developing cooperative research relationships with several universities in China and the U.S. KIWA is also acquiring innovative and mature technologies to reduce R&D costs and shorten commercialization cycles. KIWA has filed patent applications in China for technologies related to applications of photosynthesis bacteria ("PSB"), biologic catalyst, and synergetic enzyme, and is preparing to file patent applications in the U.S. These technologies have applications in the agricultural, natural resources and environmental conservation and drug manufacturing sectors. KIWA also plans to acquire similar technologies both in China and the U.S. KIWA's trademarks have been registered in China.

         KIWA's first commercial product, based on the PSB technology, is a bio-fertilizer called Photosynthesis Biological Catalyst ("Ph-BC"). Field tests conducted by Chinese government and research institutions over the past three years have confirmed that this product stimulates plant growth and increases crop yields, including vegetables, fruits and other economic plants, by 10% to 25%. KIWA plans to market another three to four products in the agriculture market in the next six to twelve months. These products are humus related products that can help increase soil fertility and play a vital role in plant nutrition. In addition, KIWA plans to market a water-cleansing product based on the PSB technology in the natural resources conservation market. KIWA has other products in development, which include a plant regulator, an animal feed additive and an air-cleansing additive. KIWA has plans to actively pursue strategic alliances with bio-technology companies in the U.S. to maximize use of its strong marketing network in China's vast agricultural market.

         STRATEGIES

         With the world's largest population to feed, China's demand for agricultural products is immense. Problems with pollution and soil contamination have increased pressure on the Chinese government to conserve land and enhance environmental protection. China thus faces an urgent need to improve unit land yield and reduce pollution. KIWA plans to address this need through the development of its ag-biotechnology ("bio-Ag") products which increase agricultural productivity in environmentally friendly ways. To capture this opportunity, KIWA's core strategies are as follows:

         o        Build   a    commercialization    platform   for   world-class
                  biotechnological R&D results for applications in agriculture, natural resources conservation and environmental protection.

         o Establish strategic alliances for research and development, sales and distribution and customer acquisition with complimentary entities in the biological-agriculture and natural resources conservation industry.

         o Complete the manufacturing facility in Shandong Province, one of the largest agricultural provinces in China.

         o Offer flexible investment structure that does not take high risks in the research and development process, thus being able to manage commercialization risks and capture value.

         o Enhance overall management systems, operational structure and corporate governance.

The Company adopts a dual sales strategy combining its direct sales force with distribution networks:

         o        Leverage   government   support   and   existing   rural  area
                  distribution networks to more effectively reach end-users.

         o Cooperate with special fertilizer distributors who also help farmers resell their products.

         o Focus on large-to-medium size wholesalers of farm fertilizers at provincial and municipal levels.

         o        Establish   three-level    distribution    network:    company
                  centralized sales office, provincial and city/county level agents.

         o        Leverage   existing  sales  channel   network  of  affiliates'
                  products to save costs of building the network from scratch.

KIWA plans to target major agricultural companies and growers that can realize significant financial benefits from using KIWA's products including:

         o High value crop (such as fruits and vegetables) growers in China that supply to major cities.

         o Agricultural producers in China who export to Japanese, Korean and other regional markets.

         o        "Green" or organic growers of produce throughout the world.

Sales efforts in the year 2004 are expected to focus on the following geographic markets in China:

         o Shandong Province - where KIWA's manufacturing facility is based and its products are tested. This province is a significant agricultural market and close to the Japanese and Korean markets.

         o Jiangsu and Zhejiang Provinces - two large and wealthy provinces that are close to Shanghai. Currently, KIWA has entered into an exclusive distribution arrangement with one of the largest fertilizer and related product distributors in Jiangsu Province which is distributing KIWA's series of products to the local farmers.

         o Hebei Province - a vegetable supplier base for the neighboring capital city of Beijing. The Company is partnering with government affiliated entities in Hebei Province to facilitate faster market penetration.

         o Xinjiang Province - which is one of the largest agricultural provinces and the largest base for growing cotton and tomatoes in China.

         The  Company  is  also  in  the  process  of  extablishing   sales  and
distribution channels in other key agricultural regions in China.

         Given the global trend of customers favoring environmentally safe organically grown food and growers' need for higher crop yields and better quality, KIWA also foresees strong market needs in the U.S. and other international markets including East and Southeast Asia. KIWA is currently targeting the California and Florida markets in the U.S., where farmers grow more "green" or organic high value crops such as fruits and vegetables. KIWA is also in discussions with fertilizer manufacturers and distributors in Taiwan to distribute KIWA's products in the Taiwanese market and other Southeast Asian markets.

         MARKET OVERVIEW

         Modern agricultural practices largely rely on heavy use of chemical fertilizers and pesticides which cause tremendous harm to the environment and soils. Such practices have been under increasing scrutiny across the world, leading to consumer demand for agricultural practices that are more environmentally friendly. China has only 7% of the world's agricultural land but needs to feed over 1.3 billion people, or approximately 20% of the world's population. To increase the overall crop yield, farmers in China use vast amounts of chemical fertilizers. According to the China Statistics Bureau and the Food & Agriculture Organization of the United Nations, the use of chemical fertilizers in China increased 90.7% in the past decade and is now 1.6 times the world average. Long-term excessive use of chemical fertilizers in China has led to severe soil contamination and pollution. If the situation continues, the largest population in the world could potentially face severe food and water shortages and an increasingly polluted living environment.

         One solution to the environmental problem is bio-fertilizer, an environmental friendly fertilizer. China's current consumption of bio-fertilizer consists of only 3% of the total fertilizer consumption which is significantly lower than the consumption rate in the U.S., which is 18%. The Chinese agricultural industry has started to recognize the importance of bio-fertilizers to sustainable long-term agriculture in China. KIWA's first commercialization product, Ph-BC, capitalizes on this market trend and KIWA hopes to become one of the leaders in developing green technologies for productive, more sustainable agriculture in China.


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


         COMPETITION

         Due to the unique products that the Company offers, there is little direct competition in the Chinese marketplace. With respect to existing products that are similar to Ph-BC and their manufacturers, management believes that the Company has product differentiation and cost advantages (cost to customer) which will enable it to outperform its competitors, in terms of profitability, for the following reasons:

         o High effectiveness in increasing crop yield and quality while being environmentally friendly.

         o Lower price point and higher Return on Investment (ROI) to end users.

         o        Powder-based form making transportation and storage easier.

         o Complimentary to existing use of chemical fertilizer which will help to minimize switching costs for end users.

         FACILITIES AND EQUIPMENT

         KIWA is in the process of constructing a manufacturing facility on 15.7 acres of land in Shandong Province, China. The right of land use has been purchased from the local government with a favorable 10-year deferred payment term. Phase I of a three-phase construction plan has been completed. KIWA expects the facility to be fully operational in 2005.

RISK FACTORS

         The Registrant and KIWA will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company's control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company. The accompanying information contained in these Risk Factors identifies important factors that could cause such differences.

         RISKS RELATED TO OUR BUSINESS

         INVESTORS MAY NOT BE ABLE TO ADEQUATELY EVALUATE KIWA'S BUSINESS DUE TO ITS SHORT OPERATING HISTORY.

         KIWA has been recently organized and has only been operating its current business since November 2003, providing a limited period for investors to evaluate its business model. Because of this lack of operating history and the uncertain nature of the rapidly changing markets that KIWA serves, KIWA believes the prediction of future results of operation is difficult. The Company has generated no revenue and incurred net operating losses since inception. The Company expects to continue to have operating losses for the foreseeable future as it furthers its research and continues to conduct product tests. There can be no assurances that any of the intellectual property or products intended to be developed by KIWA will be marketed successfully or that ultimately KIWA can develop a sufficiently large production capacity and sufficiently large customer demand to operate on a profitable basis. Until sufficient cash flow is generated from operations, KIWA will have to utilize its capital resources or external sources of funding to satisfy its working capital needs. Furthermore, KIWA's prospects must be evaluated in light of risks, uncertainties, expenses and difficulties frequently encountered by companies in the early stage of their development.


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


         KIWA'S BUSINESS IS SUBJECT TO FLUCTUATIONS WHICH MAY RESULT IN VOLATILITY OR HAVE AN ADVERSE EFFECT ON THE MARKET PRICE OF THE REGISTRANT'S STOCK.

         KIWA's business is subject to seasonal fluctuations due to growing seasons in different markets. KIWA's past operating results have been, and its future operating results will be, subject to fluctuations resulting from a number of factors, including: the timing and size of orders from major customers; budgeting and purchasing cycles of customers; the timing of enhancements to products or new products introduced by KIWA or its competitors; changes in pricing policies made by KIWA, its competitors or suppliers, including possible decreases in average selling prices of products in response to competitive pressures; market acceptance of enhanced versions of KIWA's products; the availability and cost of key components; the availability of development capacity; and fluctuations in general economic conditions. KIWA may also choose to reduce prices or to increase spending in response to competition or to pursue new market opportunities, all of which may have a material adverse effect on the business, financial condition and results of operations of KIWA. This fluctuation may result in volatility or have an adverse effect on the market price of the Registrant's common stock.

         KIWA'S SUCCESS DEPENDS IN PART ON ITS SUCCESSFUL DEVELOPMENT AND SALE OF PRODUCTS IN THE RESEARCH AND DEVELOPMENT STAGE.

         Many of KIWA's product candidates are in the research and development stage. The successful development of new products is uncertain and subject to a number of significant risks. Potential products that appear to be promising at early states of development may not reach the market for a number of reasons, including but not limited to, the cost and time of development. Potential products may be found to be ineffective or cause harmful side effects, fail to receive necessary regulatory approvals, be difficult to manufacture on a large scale or be uneconomical or fail to achieve market acceptance. KIWA's proprietary products may not be commercially available for a number of years, if at all.

         There can be no assurance that any of KIWA's intended products will be successfully developed or that KIWA will achieve significant revenues from such products even if they are successfully developed. KIWA's success is dependent upon its ability to develop and market its products on a timely basis. There can be no assurance that KIWA will be successful in developing or marketing such products taking advantage of the perceived demand for such products. In addition, there can be no assurance that products or technologies developed by others will not render KIWA's products or technologies non-competitive or obsolete.

         FAILURE TO ADEQUATELY EXPAND TO ADDRESS EXPANDING MARKET OPPORTUNITIES COULD HAVE A MATERIAL ADVERSE EFFECT ON KIWA'S BUSINESS AND RESULTS OF OPERATIONS.

         KIWA anticipates that a significant expansion of operations will be required to address potential market opportunities. There can be no assurances that KIWA will expand its operations in a timely or sufficiently large manner to capitalize on these market opportunities. The anticipated substantial growth is expected to place a significant strain on its managerial, operational and financial resources and systems. While management believes it must implement, improve and effectively use the Company's operational, management, research and development, marketing, financial and employee training systems to manage anticipated substantial growth, there can be no assurances that these practices will be successful.

         KIWA'S SUCCESS DEPENDS IN PART UPON ITS ABILITY TO RETAIN AND RECRUIT KEY PERSONNEL.

         KIWA success is highly dependent upon the continued services of its executive officers and key product development personnel, including without limitation, Wei Li, Da-chang Ju, Lian-jun Luo and James Nian Zhan. Given the intense competition for qualified management and product development personnel in KIWA's industry, the loss of the services of any key management or product development personnel may significantly and detrimentally affect KIWA's business and prospects. There is no assurance that KIWA will be able to retain these personnel, and it may be time consuming and costly to recruit qualified personnel.

         KIWA CURRENTLY DOES NOT HAVE SUFFICIENT REVENUES TO SUPPORT ITS BUSINESS ACTIVITIES AND, IF OPERATING LOSSES CONTINUE, KIWA MAY NOT BE ABLE TO SECURE ADDITIONAL FINANCING TO OPERATE ITS BUSINESS.
         KIWA requires substantial working capital to fund its business. Because KIWA currently does not have sufficient revenues to support its business activities, and if operating losses continue, KIWA may be required to raise additional capital to fund its operations and finance its research and development activities. Funding, whether from a public or private offering of debt or equity, a bank loan or a collaborative agreement, may not be available when needed or on favorable terms. Any equity financing could result in dilution to the existing stockholders. Debt financing will result in interest expense, and if convertible into equity, could also dilute then-existing stockholders. KIWA may also be subject to various restrictive covenants which could significantly limit KIWA's operating and financial flexibility and may limit KIWA's ability to respond to changes in its business or competitive environment. If KIWA is unable to obtain necessary financing in the amounts and on terms deemed acceptable, KIWA may have to limit, delay, scale back or eliminate its research and development activities or future operations. Any of the foregoing may adversely affect KIWA's business.

         RESTRICTIONS   ON  CURRENCY   EXCHANGE  MAY  LIMIT  KIWA'S  ABILITY  TO
EFFECTIVELY RECEIVE AND USE ITS REVENUE.

         Because almost all of our future revenues may be in the form of Renminbi, any future restrictions on currency exchanges may limit our ability to use revenue generated in Renminbi to fund our business activities outside China or to make dividend or other payments in U.S. dollars. Although the Chinese government introduced regulations in 1996 to allow greater convertibility of the Renminbi for current account transactions, significant restrictions still remain, including primarily the restriction that foreign invested enterprises may only buy, sell and/or remit foreign currencies at those banks authorized to conduct foreign exchange business after providing valid commercial documents. In addition, conversion of Renminbi for capital account items, including direct investment and loans, is subject to governmental approval in China, and companies are required to open and maintain separate foreign exchange accounts for capital account items. We cannot be certain that the Chinese regulatory authorities will not impose more stringent restrictions on the convertibility of the Renminbi, especially with respect to foreign exchange transactions

         CHANGES IN CHINA'S POLITICAL, SOCIAL, ECONOMIC OR LEGAL SYSTEMS COULD MATERIALLY HARM KIWA'S BUSINESS.

         All of KIWA's manufacturing and production is conducted in China. Consequently, an investment in our common stock may be adversely affected by the political, social and economic environment in China. Under its current leadership, China has been pursuing economic reform policies, including the encouragement of private economic activity and greater economic decentralization. There can be no assurance, however, that the Chinese government will continue to pursue such policies, that such policies will be successful if pursued, or that such policies will not be significantly altered from time to time. Our business and prospects are dependent upon agreements and regulatory approval with various entities controlled by Chinese governmental instrumentalities. Our operations and prospects would be materially and adversely affected by the failure of such governmental entities to grant necessary approvals or honor existing contracts, and, if breached, it might be difficult to enforce these contracts in China. In addition, the legal system of China relating to foreign investments is both new and continually evolving, and currently there can be no certainty as to the application of its laws and regulations in particular instances. In addition, KIWA's Shandong facility currently enjoys favorable governmental treatment and support. There is no guarantee that such preferential treatment and support will continue.

         A SLOW-DOWN IN THE CHINESE ECONOMY MAY SLOW DOWN KIWA'S GROWTH AND PROFITABILITY.

         The growth of the Chinese economy has been uneven across geographic regions and economic sectors. There can be no assurance that growth of the Chinese economy will be steady or that any recessionary conditions will not have a negative effect on our business. Several years ago, the Chinese economy experienced deflation, which may reoccur in the foreseeable future. In addition, if an outbreak of SARS recurs, it may cause a decrease in the level of economic activity and may adversely affect economic growth in China, Asia and elsewhere in the world. The performance of the Chinese economy overall affects our profitability as expenditures for agricultural technological products may decrease due to slowing domestic demand.

         KIWA'S ABILITY TO GENERATE REVENUES COULD SUFFER IF THE CHINESE AG-BIOTECHNOLOGY MARKET DOES NOT DEVELOP AS ANTICIPATED.

         The agriculture-biotechnology market in China, the primary market in which KIWA does business, is in its infant stage. It is expected that though the market opportunity looks promising, it will take time to develop the market. Successful development of the ag-biotechnology market in China depends on the following: continuation of governmental and consumer trends favoring the use of products and technologies designed to create sustainable agriculture; educating the Chinese agricultural community and consumers about the uses of ag-biotechnology  products;  and  certain  institutional  developments  such  as governmental agricultural subsidies designed to promote the use of environmentally friendly ag-biotechnological products. There are no assurances that these trends will continue, governmental subsidies will be offered, or that the Chinese agricultural community and consumers will be successfully educated about the uses of ag-biotechnology products. The conduct of business in the ag-biotechnology market involves high risks. There can be no assurances that the ag-biotechnology market in China will develop sufficiently to facilitate KIWA's profitable operation. Existing competitors and new entrants in the ag-biotechnology market are expected to create fierce competition in the future as the market evolves. Competitors and new entrants may introduce new products into the market that may detrimentally affect sales of KIWA's existing products, and consequently KIWA's revenues.

         KIWA MAY NOT BE ABLE TO ADEQUATELY PROTECT ITS INTELLECTUAL PROPERTY RIGHTS, AND MAY BE EXPOSED TO INFRINGEMENT CLAIMS FROM THIRD PARTIES.

         KIWA's success will depend in part on its ability to obtain patent protection for its technology, to preserve its trade secrets and to operate without infringing on the proprietary rights of third parties. KIWA has filed several patents with the Chinese government and plans to file several patents with the U.S. Patent &Trademark Office. KIWA may file other patent applications as it deems appropriate. There can be no assurance that the patents applied for will be reviewed in a timely manner, that any additional patents will issue or that any patents issued will afford meaningful protection against competitors with similar technology or that any patents issued will not be challenged by third parties. There also can be no assurance that others will not independently develop similar technologies, duplicate KIWA's technologies or design around KIWA's technologies whether or not patented. There also can be no assurance that KIWA will have sufficient resources to maintain a patent infringement lawsuit should anyone be found or believed to be infringing its patents. There also can be no assurance that the technology ultimately used by KIWA will be covered in any additional patent issued from its pending patent application or other patent applications which it may file. KIWA does not believe that its technology infringes on the patent rights of third parties. However, there can be no assurance that certain aspects of KIWA's technology will not be challenged by the holders of other patents or that KIWA will not be required to license or otherwise acquire from third parties the right to use additional technology. The failure to overcome such challenges or obtain such licenses or rights on acceptable terms could have a material adverse affect on KIWA, its business, results of operations and financial condition.

         The processes and know-how of importance to KIWA's technology are dependent upon the skills, knowledge and experience of its technical personnel, consultants and advisors and such skills, knowledge and experience are not patentable. To help protect its rights, KIWA will require employees, significant consultants and advisors with access to confidential information to enter into confidentiality and proprietary rights agreements with KIWA. There can be no assurance, however, that these agreements will provide adequate protection for KIWA's trade secrets, know-how or proprietary information in the event of any unauthorized use or disclosure. There can be no assurance that KIWA will be able to obtain a license for any technology that it may require to conduct its business or that, if obtainable, such technology can be licensed at a reasonable cost. The cost of obtaining and enforcing patent protection and of protecting proprietary technology may involve a substantial commitment of KIWA's resources. Any such commitment may divert resources from other areas of KIWA's operations. KIWA may be required to license or sublicense certain technology or patents in order to commence operations. There can be no assurance that KIWA will be able to obtain any necessary licenses or to do so on satisfactory terms. In addition, KIWA could incur substantial costs in defending itself against suits brought by other parties for infringement of intellectual property rights.

         KIWA MAY BECOME INVOLVED IN INTELLECTUAL PROPERTY LITIGATION, THE DEFENSE OF WHICH COULD ADVERSELY IMPACT ITS BUSINESS OPERATIONS.

         KIWA may, from time to time, become involved in litigation regarding patent and other intellectual property rights. From time to time, KIWA may receive notices from third parties of potential infringement and claims of potential infringement. Defending these claims could be costly and time consuming and would divert the attention of management and key personnel from other business issues. The complexity of the technology involved and the uncertainty of intellectual property litigation increase these risks. Claims of intellectual property infringement also might require KIWA to enter into costly royalty or license agreements. However, KIWA may be unable to obtain royalty or license agreements on terms acceptable to KIWA or at all. In addition, third parties may attempt to appropriate the confidential information and proprietary technologies and processes used in KIWA's business, which KIWA may be unable to prevent and would harm the KIWA's businesses and prospects.

         KIWA  FACES  TECHNICAL  RISKS  ASSOCIATED  WITH   COMMERCIALIZING   ITS
TECHNOLOGY WHICH COULD HAVE A MATERIAL ADVERSE IMPACT ON ITS BUSINESS RESULTS AND OPERATIONS.

         A key to our future success is the ability to produce our Ph-BC series of products at lower costs than our competitors. Although we are currently utilizing our proprietary technology to produce such products at lower costs, our method for producing such products on a commercial basis has only recently begun. Further, although results from recent independent tests and our early production results have been encouraging, the ability of our technology to commercially produce such products at consistent levels is still being evaluated. There can be no assurance that we will continue to produce such products at lower costs than our competitors, nor that our technology will be able to commercially produce such products at consistent levels.

         RISKS RELATED TO CAPITAL STRUCTURE

         IF AN ACTIVE TRADING MARKET FOR THE REGISTRANT'S SECURITIES DOES NOT REMAIN IN EXISTENCE, THE MARKET PRICE OF THE REGISTRANT'S SECURITIES MAY DECLINE AND SHAREHOLDERS' LIQUIDITY MAY BE REDUCED.

         Although our common stock trades on the OTC Bulletin Board, a regular trading market for the securities may not be sustained in the future. The OTC Bulletin Board is an inter-dealer, Over-The-Counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market"). Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers as are those for the NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for our common stock will be influenced by a number of factors, including:

         o        the issuance of new equity securities;

         o        changes in interest rates;

         o competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;

         o        variations in quarterly operating results;

         o        change in financial estimates by securities analysts;

         o the depth and liquidity of the market for Registrant's common stock;

         o investor perceptions of our company and the ag-biotechnology industry generally; and

         o        general economic and other conditions.

         THE POTENTIAL DESIGNATION OF THE REGISTRANT'S COMMON STOCK AS "PENNY STOCK" COULD IMPACT THE TRADING MARKET FOR THE REGISTRANT'S COMMON STOCK.

         Our common stock could be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under
Section 15(g) of the Securities Exchange Act of 1934, as amended. These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is NOT traded on a "recognized" national exchange;
(iii) it is NOT quoted on the NASDAQ Stock Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2.0 million, if in business more than a continuous three years, or with average revenues of less than $6.0 million for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

         BROKER-DEALER   REQUIREMENTS   IMPOSED  BY  THE   DESIGNATION   OF  THE
REGISTRANT'S COMMON STOCK AS "PENNY STOCK" MAY AFFECT THE TRADING MARKET FOR THE REGISTRANT'S COMMON STOCK.

         Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

         Potential investors in our common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock." Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in
(ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of the Registrant's common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

         SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Some of the statements under "Risk Factors" and elsewhere in this Current Report on Form 8-K constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.

         In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology.

         Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither the Registrant nor any other person assumes responsibility for the accuracy and completeness of such statements. The Registrant is under no duty to update any of the forward-looking statements after the date of this report.

MANAGEMENT FOLLOWING THE MERGER

         DIRECTORS AND EXECUTIVE OFFICERS

         Upon consummation of the Merger on March 12, 2004, Wei Li was appointed as Chief Executive Officer and Chairman of the Board of Directors of the Registrant and Da-chang Ju was appointed as a director of the Registrant. George Christopulos resigned as Chief Executive Officer, President, Chief Financial Officer and Chairman of the Board of Directors of the Registrant. On or about March 27, 2004, upon compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder, Jack Coombs and Hugh Coltharp resigned from the Board of Directors of the Registrant and Lian-jun Luo, James Nian Zhan and Yun-long Zhang were appointed as directors of the Registrant.

NAME                          POSITION
----                          --------

Wei Li                        Chief Executive Officer and Chairman of the Board
Lian-jun Luo                  Chief Financial Officer and Director
James Nian Zhan               Secretary and Director
Da-Chang Ju                   Director
Yun-long Zhang                Director

         WEI LI, age 42, became the Registrant's Chief Executive Officer and Chairman of the Board on March 12, 2004. Mr. Li was the acting Chief Executive Officer of KIWA since January 1, 2004 prior to the Merger. Mr. Li founded KIWA to capitalize on the fast growth of the ag-biotechnology industry in China. Prior to founding KIWA, Mr. Li founded China Star Investment Group, an entity which provides integrated financing services and/or venture investments to growth businesses in China. In 1989, Mr. Li founded Xinhua International Market Development Ltd., a company which engaged in investing in China's high tech, pharmaceutical, medical device, media, entertainment and real estate industries. Mr. Li is a successful entrepreneur with 15 years of experience in founding companies and investing in China's growth industries. Mr. Li holds a B.S. in finance from Hunan Finance and Economics University.

         LIAN-JUN LUO, age 33, became the Company's Chief Financial Officer on March 12, 2004, and a director of the Company on or about March 27, 2004. Mr. Luo served as the Chief Executive Officer of KIWA from October 2002 to December 2003. From January 2002 to October 2002, Mr. Luo served as the Chief Financial Officer of China Star Investment & Management Company. Mr. Luo's professional experience started as a staff accountant with an accounting firm with responsibilities in audit, project evaluation, financial analysis and negotiation of several merger and acquisition deals. Mr. Luo obtained his law degree from China University of Politics and Law in 1993. Mr. Luo is a CPA and lawyer in China.

         JAMES NIAN ZHAN, age 39, became the Company's Secretary on March 12, 2004, and a director of the Company on or about March 27, 2004. Mr. Zhan has 15 years of business experience in the areas of financial management, investment banking, operations and MIS, both in the United States and China, including experience with United States public companies. Mr. Zhan most recently worked with Cornerstone Propane L.P. (NYSE: CNO/OTC: CNPP), the 6th largest propane distributor in the United States. Prior to working with Cornerstone Propane L.P., Mr. Zhan spent a few years with RSM Equico, a leading United States Investment Banking firm in mergers and acquisitions for middle-market companies, where he focused on advising corporate clients on valuation, corporate restructuring and mergers & acquisitions. Mr. Zhan holds an MBA degree from the Olin School of Business at Washington University in St. Louis.

         DA-CHANG JU, age 63, became a director of the Company on March 12, 2004. In 2003, Mr. Ju became a member of KIWA's Board of Directors. From 1999 to 2000, Mr. Ju served on the Board of Directors of China Star Investment Group. Mr. Ju served as General Manager for Xinshen Company from 1987 to 1999. Mr. Ju holds a B.S. in mathematics from a major university in Beijing, China.

         YUN-LONG ZHANG, age 41, became a director of the Company on or about March 27, 2004. Mr. Zhang is currently the General Manager of China Star Investment Group. In 2004, he was elected as an outside director to KIWA's Board of Directors. From 1994 to 2000, Mr. Zhang served as the head of the Investment Department at China National Economic and Systems Reform Research and Services Center. Mr. Zhang holds a degree in statistics.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                  It is impracticable at this time for the Registrant to provide the financial statements of the business acquired that are required to be included herein. The Registrant undertakes to file such required financial statements as soon as practicable, but in no event later than May 26, 2004.

         (b)      Pro forma Financial Information.

                  It is impracticable at this time for the Registrant to provide the pro forma financial information that is required to be included herein. The Registrant undertakes to file such required pro forma financial information as soon as practicable, but in no event later than May 26, 2004.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  ------------

                  2.1 Agreement and Plan of Merger dated as of March 12, 2004, by and among Tintic Gold Mining Company, TTGM Acquisition Corporation and Kiwa Bio-Tech Products Group Ltd.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TINTIC GOLD MINING COMPANY



Date:    March 29, 2004                     By:  /s/ Wei Li
                                               ---------------------------------
                                                 Wei Li
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

2.1               Agreement  and Plan of Merger dated as of March 12,  2004,  by
                  and  among  Tintic  Gold  Mining  Company,   TTGM  Acquisition
                  Corporation and Kiwa Bio-Tech Products Group Ltd.